EXHIBIT 99.1

GENERAL FINANCE CORPORATION

NEWS RELEASE
(For Immediate Release)

GENERAL FINANCE CORPORATION ANNOUNCES CONSIDERATION OF A ROYAL WOLF IPO

THIS RELEASE IS NOT FOR CIRCULATION OR DISTRIBUTION INTO AUSTRALIA AND DOES NOT CONSTITUTE A PROSPECTUS OR AN OFFER OF ANY SECURITIES

Pasadena, CA – April 11, 2011 - General Finance Corporation (NASDAQ: GFN, GFNCL and GFNCZ) (“General Finance”) today announced that its subsidiary, GFN Australasia Holdings Pty Limited (to be renamed Royal Wolf Holdings Limited, if converted to a public company) (“Royal Wolf”), is considering a proposal to undertake an initial public offering of its ordinary shares (“Shares”) in Australia and apply for listing of its Shares on the Australian Securities Exchange (“Australian IPO”).   General Finance intends to retain an indirect majority interest in Royal Wolf subsequent to the Australian IPO.

A final decision on whether or not to proceed with the Australian IPO has not yet been made and the offer remains subject to, among other things, pricing and execution of an underwriting agreement on acceptable terms. If the Australian IPO proceeds, Royal Wolf will file a prospectus with the Australian Securities & Investments Commission (“ASIC”), and eligible persons, which do not include persons in the United States, will need to complete an application form that will be in or will accompany the prospectus for the Australian IPO.

If successful, General Finance intends to use the net proceeds from the Australian IPO for, among other things, satisfying General Finance’s put obligation to repurchase the 13.8% minority interest in Royal Wolf’s immediate holding company from Bison Capital Australia L.P., reducing senior and subordinated borrowings, paying the costs of the Australian IPO and for general working capital purposes.

In the planned Australian IPO it is proposed that the offering will include a broker firm offer and an institutional offer. The offering will not be available to persons who are in the United States.  In connection with the proposed Australian IPO, certain information about Royal Wolf will be disclosed to prospective investors. The information disclosed to prospective investors will include the information attached to this news release.

No securities regulatory authority has either approved or disapproved of the contents of this news release.  The securities to be offered have not been and will not be registered, and may not be offered or sold, in the United States absent an exemption from the registration requirements of the United States Securities Act of 1933, as amended.  A prospectus for the securities will be made available in Australia when the securities are offered and any permitted applicant under the terms of that prospectus will need to complete the application form that will be in or will accompany the prospectus. This press release is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy Shares of Royal Wolf.

About General Finance Corporation

General Finance Corporation (www.generalfinance.com), through its indirect 86.2%-owned subsidiary, Royal Wolf  Trading Australia Pty Ltd. (www.royalwolf.com.au) and its indirect 100%-owned subsidiary Pac-Van, Inc. (www.pacvan.com), sells and leases products in the portable services industry to a broad cross-section of industrial, commercial, educational and government customers throughout Australia, New Zealand and the United States. These products include storage containers and freight containers in the mobile storage industry; and modular buildings, mobile offices and portable container buildings in the modular space industry.

Cautionary Statement About Forward-Looking Statements

Statements in this news release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements include, but are not limited to, statements relating to plans to undertake an initial public offering by Royal Wolf, statements and assumptions in the forecasts and information to be included in the prospectus to be filed with the ASIC, plans to list the Shares on the Australian Securities Exchange and plans to sign an underwriting agreement in connection with the Australian IPO, our ability to raise capital or borrow additional funds or changes in the Australian or New Zealand dollar relative to the U.S. dollar.  These involve risks and uncertainties that could cause actual outcomes and results to differ materially from those described in forward-looking statements.  We believe that the expectations represented by our forward looking statements are reasonable, yet there can be no assurance that such expectations will prove to be correct. Furthermore, unless otherwise stated, the forward looking statements contained in this press release are made as of the date of the press release, and we do not undertake any obligation to update publicly or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise unless required by applicable legislation or regulation. The forward-looking statements contained in this press release are expressly qualified by this cautionary statement. Readers are cautioned that these forward-looking statements involve certain risks and uncertainties, including those contained in filings with the Securities and Exchange Commission.

Contact

Charles E. Barrantes
Chief Financial Officer
(626) 584-9722 ext. 1007

WARNING

The following forecasts and information, which are subject to change, should not be considered as a recommendation to purchase, sell or hold any securities of General Finance or Royal Wolf or to take or not to take any action.  General Finance, Royal Wolf and any of their directors and officers disclaim all liability to any person who takes any action based solely on the following information and forecast.

           The following forecasts and information relating to the proposed Australian IPO will be included in a prospectus which will contain information that will assist prospective investors in the Australian IPO in deciding whether to purchase the Shares. The following information and forecast are not sufficient by themselves to make an informed decision whether to purchase the Shares. Any person allowed to invest in the Shares should only purchase the Shares after reviewing the prospectus for the Australian IPO.  General Finance may elect not to consummate the Australian IPO. If General Finance elects not to complete the Australian IPO, the forecasts will no longer be valid because it is based, in part, on Royal Wolf receiving the net proceeds from the Australian IPO.

The following forecast and information includes forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual outcomes and results to differ materially from those described in the forecasts.

General Finance does not undertake any obligation to update publicly or to revise any of the forward-looking statements in the following information or in the forecasts, whether as a result of new information, future events or otherwise unless required by applicable legislation or regulation.

The following forecasts and information are stated in Australian dollars (“AUD” or “A$”).

FORECASTS

The basis of preparation in respect of each of the fiscal year 2011 ending 30 June (“FY2011”) Pro Forma Forecast Financial Information and the fiscal year ending 30 June 2012 (“FY 2012”) FY2012 Forecast Financial Information is detailed below. The forecast financial information below includes the best estimate assumptions of Royal Wolf specific to each of the forecast periods. In addition to these specific assumptions, the general assumptions adopted in preparing the Forecast Financial Information which apply to both the FY2011 Pro Forma Forecast Financial Information and the FY2012 Forecast Financial Information are detailed below. In addition to the assumptions set forth below, the forecast information assumes that the Australian IPO is completed.

General assumptions

The following general assumptions are relevant to the Forecast Financial Information:

•	there is no material change in the competitive operating environment in Australia and New Zealand;

•
there is no change in applicable Australian Accounting Standards and International Financial Reporting Standards that would have a material impact on Royal Wolf’s accounting policies, financial reporting or disclosure;

•	there is no material change to Royal Wolf’s operating or regulatory environment;

•	there is no material amendment to any material agreement relating to Royal Wolf’s business other than what is disclosed in the Australian IPO prospectus;

•	there are no significant disruptions to the continuity of operations of Royal Wolf and there are no other material changes in Royal Wolf’s business;

•	there is no material litigation that will arise or be settled to the benefit or detriment of Royal Wolf;

•	there are no contingent liabilities that will arise or be realised to the detriment of Royal Wolf;

•	there are no material losses of customers or contracts;

•	there is no loss of key management personnel;

•	Royal Wolf will have entered into a new senior secured credit facility with a maximum borrowing to A$100 million;

•	Royal Wolf will maintain the ongoing ability to recruit and retain required personnel; and

•	there are no impacts from any material business acquisitions or disposals.

Summary financials (-000-)
	FY2011		FY2012
Selected income statement items
Sales revenue	$	A 75,394	$	A 76,267
Lease revenue		52,004		59,691
Total revenue		127,398		135,958
Gross profit		54,426		61,712
EBITDA		30,047		34,943
Depreciation		(8,912)		(8,243)
EBITA		21,135		26,700
Amortisation		(4,548)		(3,978)
EBIT		16,587		22,722
Selected cash flow items
Capital expenditure on PPE	$	A 2,109	$	A 2,400
Fleet capital expenditure		14,448		19,631
Acquisition capital expenditure		–		–
Total capital expenditure		16,557		22,031
Net working capital		1,496		(1,209)

FY2011 Pro Forma Forecast

The FY2011 Pro Forma Forecast Financial Information has been prepared on the basis of reviewed pro forma consolidated historical financial information for the six months ended 31 December 2010 and the pro forma consolidated forecast financial information for the six months from 1 January 2011 to 30 June 2011.

The FY2011 Pro Forma Forecast Financial Information is based on various best estimate assumptions, of which the key assumptions are set out below.  The assumptions below are a summary only and do not represent all factors that will affect Royal Wolf’s forecast financial performance.  This information is intended to assist investors in assessing the reasonableness and likelihood of the assumptions occurring, and is not intended to be a representation that the assumptions will occur.  It should be read in conjunction with the general assumptions set out above.

The best estimate assumptions underpinning the FY2011 Pro Forma Forecast Financial Information include the following:

•	Sales revenue growth of 14.0%, reflecting the revenue levels achieved in the six months ended 31 December 2010;

•	Leasing revenue growth of 13.8%, taking into account the observed growth in the six months ended 31 December 2010;

•	Gross margin of 42.7%, consistent with margins observed throughout the six months ended 31 December 2010;

•	SG&A to be maintained at levels observed in the six months ended 31 December 2010 on a pro forma basis;

•	Forecast capital expenditure of A$16.6 million to support the forecast 14.1% increase in fleet to 24,914 at 30 June 2011;

•	Average utilisation in FY2011 is forecast to be 85.3%, which is broadly consistent with utilisation observed in the six months to 31 December 2010; and

•	Working capital requirements which are based on forecast earnings growth and are consistent with trading terms as at 31 December 2010.

FY2012 Forecast Financial Information

The FY2012 Forecast Financial Information is based on various best estimate assumptions, of which the key assumptions are set out below.  The assumptions below are a summary only and do not represent all factors that will affect Royal Wolf’s forecast financial performance.  This information is intended to assist in assessing the reasonableness and likelihood of the assumptions occurring, and is not intended to be a representation that the assumptions will occur.  It should be read in conjunction with the basis of preparation of the Forecast Financial Information set out and the general assumptions set out above.

The best estimate assumptions underpinning the forecasts for FY2012 include the following:

•
Sales revenue growth of 1.2% underpinned by the assumed stabilisation of revenue from Royal Wolf’s special project group within the National Accounts Management Team focusing on the resources and construction sectors in FY2012. As well as the strategy of focusing on increasing leasing revenues Royal Wolf will continue to pursue significant sales opportunities through its special projects group although the timing and value of those opportunities can be unpredictable.

•
Leasing revenue growth of 14.8% primarily driven by assumed continued volume growth, represented by forecast total units on lease of 27,786 in June 2012, compared to the forecast of 24,914 in June 2011, coupled with incremental penetration of portable buildings leasing revenue;

•	Gross margin of 45.4%, compared to 42.7% in FY2011, reflecting the shift in revenue mix towards higher margin leasing revenues;

•
SG&A expenses increasing by A$2.4 million to A$26.8 million, reflecting the full year incremental public company costs of A$0.6 million, an assumed 4% increase in average salaries and wages costs, and additional headcount, including an additional sales and marketing manager for the special National Accounts projects;

•	Depreciation is forecast to decrease due to the full depreciation of older containers within the fleet being replaced by newer containers with a longer useful life and greater residual value;

•	Amortisation is forecast to decline marginally in FY2012 as a result of software intangible assets being fully amortised during FY2011;

•	Net interest expense is based on a cost of debt of 7.75%, in accordance with the terms of the proposed new senior secured credit facility;

•	Income tax expense is based on an assumed 30% tax rate;

•	Income tax paid assumed to be zero as a result of the following:
-
During the historical period, the Company has not been in an income tax payable position predominately as a result of the foreign exchange losses on the USD denominated loans and the level of interest paid under the historical funding structure; and

-	The Company expects that, as a result of the existing accumulated tax losses (A$33.4 million as at 31 December 2010) the Company will not be in an income tax payable position until at least FY2014.

•	Capital expenditure is forecast to be A$22.0 million for FY2012, as follows:

-	Fleet capital expenditure in relation to a net 4,324 new containers to support the assumed growth in hire volumes in FY2012;

-	Purchase of property, plant and equipment totaling A$2.4 million which includes the costs of additional support equipment such as forklifts, workshops and manufacturing equipment; and

-	Utilisation of 85% in FY2012, which is broadly in line with the levels observed in the six months to 31 December 2010.

•	Working capital requirements which are based on forecast activity levels by product and consistent with trading terms as at 31 December 2010;

•	FY2012 average AUD/NZD rate of 0.75 and AUD/USD rate of $1.00; and

•	Since purchases of containers and portable buildings are priced in US dollars, a 5% increase in the Australian dollar could increase FY2012 EBITDA by 3.5%.

INFORMATION

•	In connection with the proposed Australian IPO, General Finance would sell the trademark “Royal Wolf” to Royal Wolf;

•	Following the completion of the Australian IPO, Royal Wolf plans to pay a semi-annual dividend equal to 40% to 60% of its net profit after tax;

•
Subject to the completion of the Australian IPO generating gross proceeds of not less than A$100 million, Royal Wolf and ANZ Bank have preliminarily agreed to enter into a new senior secured credit facility with a maximum borrowing to A$100 million;

•
Royal Wolf estimates its market share in the Australian and New Zealand portable storage leasing market, portable storage sales market and freight container leasing market to be over 40%, approximately 30% and over 20%, respectively; and

•	Royal Wolf’s top 10 customers comprise 12% of total revenue and Royal Wolf’s top 100 customers make up 30% of total revenue.

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